Media General and LIN Media to Combine and Create the Second Largest Pure-Play Television Broadcasting Company

March 21, 2014



Forward Looking Statements

Certain statements in this investor presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Media General or LIN Media to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "increase," "forecast" and "guidance" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed merger will occur as currently contemplated, or at all, or that the expected benefits from the transaction will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed merger include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the merger, including timing and receipt of regulatory approvals, timing and receipt of approval by the shareholders of Media General and LIN Media, the respective parties' performance of their obligations under the merger agreement, and other factors affecting the execution of the transaction. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this investor presentation include, but are not limited to, Media General's and LIN Media's ability to promptly and effectively integrate the businesses of the two companies, any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations' operating areas, competition from others in the broadcast television markets served by Media General and LIN Media, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Media General's and LIN Media's Annual Report on Form 10-K for the year ended December 31, 2013, included under headings such as "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Other unknown or unpredictable factors could also have material adverse effects on Media General's or LIN Media's performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Media General and LIN Media undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Highlights

- The transaction creates the 2nd largest pure-play TV broadcasting group in the U.S.
  - On a pro forma basis, approximately $1.2 billion revenues and $500 million Adjusted EBITDA for average year 2012/2013, including $70 million of combination synergies
- The pro forma Media General will benefit from its increased size as well as geographic and broadcast network diversification
- Very compelling TV portfolio
  - 74 TV stations owned and operated or serviced across 46 media markets
  - #1 or #2 TV stations in 39 markets (85%), based on revenues
  - 33 TV stations located in top 75 DMAs
- With approximately $150 million of pro-forma revenues, the combined digital media business will be the largest and most diversified in the television industry
- Shared corporate cultures with a strong focus on excellent local content production
- Compelling pro forma combination synergies ($70 million run-rate over 3 years)
  - Consisting of corporate overhead savings, net retransmission uplift, digital savings and uplift, and other pro forma synergies
- Immediately accretive on a free cash flow per share basis, after synergies
- Strong balance sheet with significant annual free cash flow generation

Note: Subject to anticipated divestitures in selected markets to address regulatory considerations

Transaction Overview

Terms	▪ Aggregate consideration valued at $27.82 per LIN Media share in stock and cash (based on Media General's 20-day volume weighted average price on March 19, 2014) – 28% premium to 20-day VWAP prior to announcement ▪ Cash and stock election feature allows LIN shareholders to receive $27.82 in cash per share or 1.5762 shares of Media General per share, subject to proration – The aggregate cash amount available to LIN shareholders electing cash is $763 million
Transaction Value	▪ Implied equity value of approximately $1.6 billion, plus assumption of $968 million[(1)] in existing net debt for an enterprise value of approximately $2.6 billion – Based on 2012/2013 average year pro forma EBITDA, the transaction values represents pre-synergy and post-synergy valuation multiples of 11.2x and 8.6x, respectively
Financing	▪ Secured fully committed debt financing to address $763 million of cash for LIN shareholders, refinancing certain LIN debt, and overall transaction fees and expenses ▪ Less than 5.0x pro forma net leverage at closing, based on 2013/2014 average year pro forma adjusted EBITDA including year one combination synergies
Ownership Structure & Corporate Governance	▪ Media General shareholders will own 64% of the new company and LIN shareholders will own 36% on a fully diluted basis ▪ New company will retain Media General name and will remain headquartered in Richmond, VA ▪ Post closing, the initial Board of Directors will consist of eleven directors, including seven designated by Media General and four designated by LIN (including CEO) ▪ Stewart Bryan will continue to serve as Chairman of the Board ▪ Upon closing of the transaction, Vince Sadusky, LIN's existing President and CEO, will become President and CEO of Media General
Other Information	▪ Anticipated transaction closing in early 2015 ▪ The transaction has been unanimously approved by the Media General and LIN Board of Directors ▪ Subject to Media General and LIN shareholder approval, FCC approval, HSR clearance and other customary closing conditions ▪ Initial period of 35 days for third parties to submit alternative proposals (during which time confidential information will be provided to interested parties) ▪ Second period of 20 additional days for third parties to conduct due diligence and negotiate a definitive agreement if an alternative proposal is reasonably likely to lead to a superior proposal – The second period can begin earlier than the 35th day in the event of an early preliminary proposal; total time for such a bidder would still be 55 days ▪ Media General has the contractual right to match any superior proposal submitted by another party ▪ $27 million breakup fee payable to Media General by any party that reaches a superior definitive agreement prior to the 55 day period ▪ $57 million breakup fee payable to Media General by any party that reaches a superior definitive agreement after the 55 day period

(1) Pro forma for $23 million of revolver draw for acquisition of Federated Media, and including minority interest.

Media General

Creates One of the Largest TV Groups in the Country

Media General Transforms to the 2nd Largest TV Station Group by ’12A-’13A Avg. EBITDA(1)



$778
SBG
$491 (2)
Pro Forma Media General
$222
lin
~$200
gray
$199
Media General
$157
Nexstar

Media General Becomes the 3rd Largest Station Group by Number of Stations(3)



166
SBG
108
Nexstar
74
Pro Forma Media General
71
gray
53
RAYCOM Media
43
lin
42
TRIBUNE
40
GANNETT
31
Media General
29
HEARST
21
SCRIPPS
16
meredith

Catapults Media General to the 4th Largest by Percent of U.S. Household Reach



44%
TRIBUNE
39%
SBG
30%
GANNETT
23%
Pro Forma Media General
18%
HEARST
16%
Nexstar
14%
Media General
14%
SCRIPPS
13%
RAYCOM Media
11%
lin
10%
meredith
7%
gray

Source: Public filings and transcripts, Company websites, BIA database as of March 2014.
Note: Pro forma Media General subject to anticipated divestitures in selected markets to address regulatory considerations.
(1) Sinclair 2013 figures based on management disclosure as released on its Q4 2013 earnings calls (pro forma for all pending & closed acquisitions), 2012 figures based on July 30th investor call (pro forma for all pending & closed acquisitions excluding New Age); Gray TV avg. 2012/2013 approximation based on management disclosure as released on its Q4 2013 earnings calls (pro forma for all pending and closed acquisitions); Nexstar 2012 and 2013 figures based on reported EBITDA (e.g., not pro forma for announced acquisitions); Standalone Media General avg. 2012/2013 figure, as defined in its credit agreement, based on adjusted pro forma EBITDA disclosed on its Q4 2013 earnings calls (pro forma for Young Broadcasting merger and newspaper divestiture); standalone LIN based on reported 2013 EBITDA (not pro forma for 2013/2014 digital acquisitions) and 2012 EBITDA per management disclosure on Q4 2012 earnings call (pro forma for New Vision and ACME Albuquerque acquisitions but excluding 2013/2014 digital acquisitions).
(2) Based on standalone EBITDA figures for each company plus $70 million of combination synergies.
(3) Excludes digital / additional channels.

Pro Forma Station Footprint


OR
Portland
CA
San Francisco
SD
Rapid City
Sioux Falls
IA
Mason City
Davenport
KS
Topeka
Wichita
NM
Albuquerque
TX
Austin
HI
Honolulu
WI
Green Bay
MI
Grand Rapids
Lansing
IL
Terre Haute
IN
Ft. Wayne
Lafayette
Indianapolis
OH
Youngstown
Columbus
Dayton
NY
Buffalo
Albany
MA
Springfield
CT
New Haven
Providence, RI
VA
Roanoke
Richmond
Norfolk
Tri-Cities, TN-VA
NC
Raleigh
Greenville
TN
Nashville
Knoxville
SC
Greenville
Myrtle Beach
Augusta
Charleston
AL
Birmingham
Mobile
GA
Columbus
Savannah
MS
Jackson
Hattiesburg
LA
Lafayette
FL
Tampa
Media General Markets
LIN Media Markets
Common Markets
Media General States
LIN Media States
Common States

Note: Subject to anticipated divestitures in selected markets to address regulatory considerations

Scale Matters More Than Ever

- Offer more value to MVPDs to achieve more favorable retransmission arrangements
- Significant correlation between station group size and per sub fees


Maximize Retransmission Revenue
Minimize Reverse Compensation
Benefits of Scale
Best-in-Class Digital Strategy
Best Practices in Staffing and Programming
Centralization

- Realize reverse compensation savings with broader reach and more desirable markets

- Best-in-class digital strategies require significant resources
- Cost needs to be amortized over many markets to make economic sense

- Many smaller players are not staffed and programmed in the most efficient way
- Realize programming savings with broader reach and more desirable markets
- Large groups partner to create original programming

- Centralization of items such as back office and master control are becoming more efficient as technology advances

Driving Increased Free Cash Flow

Pro Forma TV Portfolio Snapshot

	Media General	lin	Pro Forma
Financial Profile			
'12A-'13A Revenue	$573mm(1)	$655mm	**$1,228 million**
'12A-'13A Adj. EBITDA(2)	$199mm	$222mm	**$491 million(3)**
Scale			
Stations(4)	31	43	**74**
Markets	28	23	**46**
TVHH Reach	16.5mm (14%)	12.5mm (11%)	**26.5mm (23%)**
Asset Quality			
#1 / #2 Stations(5)	22 (79%)	19 (83%)	**39 (85%)**
2012 Political Rev.	$115mm(6)	$104mm	**$218mm**
Network Affiliation			



FOX 1
1
1
CBS 12
abc 7
NBC 9



6
CBS 11
5
NBC 7
FOX 9
abc 5



7
6
CBS 23
FOX 10
abc 12
NBC 16

Source: Public filings and transcripts, BIA Database as of March 2014. Pro forma subject to anticipated divestitures in selected markets to address regulatory considerations.
(1) Based on Company reported pro forma revenue, reflecting the Young Broadcasting merger and newspaper divestiture.
(2) Standalone Media General is based on pro forma adjusted EBITDA per Q4 2013 earnings call and Young Broadcasting acquisition investor call. Standalone LIN is based on reported 2013 EBITDA and pro forma New Vision and ACME Albuquerque 2012 EBITDA per Q4 2012 earnings call.
(3) Based on standalone EBITDA figures for each company plus $70 million of combination synergies.
(4) Based on primary stations only, excluding digital / additional channels, including serviced stations.
(5) Revenue rank for duopoly markets based on combined revenue.
(6) Pro forma for acquisition of Young Broadcasting.

High Quality TV Station Portfolio

Largest CBS Affiliate Groups by Revenue



Number of CBS Stations
10
23
26
11(1)
25(1)
12
17
5
$408
$372
$301
$205
$179
$167
$132
$113
GANNETT
Pro Forma
Media General
SBG
lin
gray
Media General
Nexstar
TRIBUNE

Number of Markets with #1 or #2 Revenue Share[2]



49
39
37
37(1)
23
22
19(1)
17
SBG
Pro Forma
Media General
Nexstar
gray
GANNETT
Media General
lin
TRIBUNE

Source: BIA database as of March 2014.
Note: Incorporates announced acquisitions unless stated otherwise. Includes stations subject to Local Marketing Agreements, Joint Sales Agreements and Shared Services Agreements. Pro forma Media General figures are subject to anticipated divestitures in selected markets to address regulatory considerations.
(1) Excludes digital / additional stations.
(2) Revenue rank for duopoly markets are based on combined station revenue.

Big-4 Affiliate Stations in Top 75 DMAs



51
33
29
21
19
14
13
5
SBG
Pro Forma
Media General
GANNETT
TRIBUNE
lin
Media General
Nexstar
gray

Source: Public company filings and BIA database as of March 2014.
Note: Incorporates announced acquisitions unless stated otherwise. Includes stations subject to Local Marketing Agreements, Joint Sales Agreements and Shared Services Agreements. Pro forma Media General figure is subject to anticipated divestitures in selected markets to address regulatory considerations.

Industry-Leading Digital Media Platform

- Broad product portfolio covering key digital growth sectors, including mobile, social, native and video
- Deep relationships with advertisers through innovative, complementary offerings across platforms
- Top-ranked local TV station websites, apps and mobile products
- Well-poised to capture meaningful revenue and profit opportunity
  - Roll-out of existing product suite across a larger local footprint and digital platform
  - Extend strong relationships in local market to sell more multi-screen campaigns and digital marketing solutions
  - Larger wallet share

Digital Media Ecosystem

Strategically-built digital media platform, allowing agencies and brands to reach their targets at scale



lin digital
lin mobile
Digital Marketing
Mobile Marketing
Media General
+
lin
Social Media
Creative/ Tech
Content Marketing
Performance Marketing
hyfn
namimedia
FEDERATED MEDIA PUBLISHING
dedicated media
it's just smart

Significant Opportunity from Expanding Industry-Leading Digital Business Across an Enhanced Local Footprint

Investment Highlights

Media General + lin media

- Creates 2nd Largest Pure-Play TV Broadcasting Company
- Increases Scale, Geography and Broadcast Network Diversification
- Strong News Franchises
- Significant Presence in Attractive Political Markets
- Powerhouse, Industry-Leading Digital Business
- Compelling Combination Synergies
- Immediately Accretive on a Free Cash Flow per Share Basis
- Meaningful Annual Free Cash Flow For Debt Pay Down

Additional Information

This communication is not a solicitation of a proxy from any shareholder of Media General, Inc. ("Media General") or LIN Media LLC ("LIN Media"). In connection with the Agreement and Plan of Merger by and among Media General, Mercury New Holdco, Inc., LIN Media and the other parties thereto (the "Merger"), Media General, Mercury New Holdco, Inc. and LIN Media intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Mercury New Holdco, Inc. that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDIA GENERAL, LIN MEDIA, MERCURY NEW HOLDCO, INC. AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Media General, Mercury New Holdco, Inc. and LIN Media with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. The documents filed by Media General and Mercury New Holdco, Inc. may also be obtained for free from Media General's Investor Relations web site (http://www.mediageneral.com/investor/index.htm) or by directing a request to Media General's Investor Relations contact, Lou Anne J. Nabhan, Vice President, Corporate Communications, at (804) 887-5120.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media General and LIN Media and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Media General or LIN Media in connection with the Merger. Information about Media General's directors and executive officers is available in Media General's definitive proxy statement, dated March 14, 2014, for its 2014 annual meeting of shareholders. Information about LIN Media's directors and executive officers is available in LIN TV Corp.'s definitive proxy statement, dated April 12, 2013, for its 2013 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that the parties will file with the SEC when it becomes available.